SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2005

NEON Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25457	76-0345839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14100 Southwest Freeway, Suite 500, Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (281) 491-4200

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02.  Results of Operations and Financial Condition.

On November 14, 2005, NEON Systems, Inc. issued a press release announcing its fiscal 2006 second quarter financial results.  In such press release, NEON also announced that a conference call to discuss the earnings announcement would be held by management on November 14,  2005 at 3:30 p.m. Central Time/4:30 p.m. Eastern Time.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Section 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release dated November 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 18, 2005	NEON SYSTEMS, INC.

/s/ Brian D. Helman
Brian D. Helman
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press Release dated November 14, 2005.